UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

International Discovery Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

International stock markets delivered healthy gains during the past six months, with many reaching their highest levels since the onset of the financial crisis in 2008. Equities drew on the strength of corporate earnings as many companies surpassed expectations. Recoveries in the major developed countries built momentum after recent recessions, but results for U.S. investors were trimmed by a surging dollar against the backdrop of Greece’s need for financial assistance and possible contagion in other countries. Small-caps around the globe outpaced large-caps, by a wide margin in many countries.

Your fund returned 9.24% during the six months ended April 30, 2010, but trailed its primary benchmark, the S&P SmallCap Global ex-U.S. Index, and its Lipper peer group. Underperformance versus the S&P benchmark was largely due to our exposure to southern Europe, notably Greece and Italy, while our underweight in Canada also hindered relative results. Stock selection proved beneficial overall. The fund outperformed the MSCI EAFE Small-Cap Index, a benchmark that does not include emerging markets, which account for about a fourth of the fund’s assets. Absolute returns were good, particularly considering the strong U.S. dollar.

MARKET REVIEW

Make no mistake—this was a good six months for international equities, particularly small-cap stocks. Missing, however, were the spectacular gains of the prior six months, when oversold stocks reverted to the mean and the surge in the “rubbish”—as the hottest stocks were described by those that did not own them—led many second-line shares to rise by as much as tenfold between March and October 2009.

So by the standards of the previous six months, the most recent period represented a more orderly market, marked by the confluence of some very different currents. First, with the exception of peripheral European countries, developed economies are recovering, with a clear acceleration during the latter months. Earnings momentum—companies experiencing upgraded earnings versus those being downgraded—mirrors economic development and created a positive backdrop for equities. Second, we are beginning the transition from a period of exceptionally loose monetary policy to one of tightening, making for a more difficult year so far for the likes of the Chinese and Brazilian markets. Third, there was an echo from the credit crunch in the form of a European sovereign debt crisis, with its epicenter in Greece. This led to episodes of heightened risk aversion, which prompted a huge, coordinated—albeit delayed—response of monetary and fiscal measures from the European Central Bank, European Union, and International Monetary Fund. The result of these moves, which took place after the end of our reporting period, was an immediate reduction in the perceived risk of the sovereign debt of peripheral European economies but also sustained weakness in the euro.

Small-caps are more sensitive to economic cycles than large-caps and tend to outperform around economic inflection points, and this has been true in this cycle as well. For example, German small-caps were up by nearly 13% during the past six months, while German large-caps were essentially flat. This pattern was repeated in nearly all major markets around the world except Japan and Australia, where small-caps underperformed slightly.

PORTFOLIO AND STRATEGY REVIEW

Time brings change, but it is the strategy that matters, and our strategy has been consistent. We continue to run a diversified portfolio—approximately 240 individual stocks across 37 different markets, broadly diversified across sectors, and allocated between both emerging and developed markets. Our total emerging markets exposure is 26%. We have added to Brazil during episodes of weakness as the country raised interest rates as it attempts to get ahead of the inflation curve. We also remain underweight in Canada. Above all, we continued with our long-held strategy of identifying the best “franchise” companies that have flown under the radar of the broader market and used periods of weakness to reinforce those positions.

As portfolio managers, we benefit from T. Rowe Price global research perspective, and we can extrapolate themes across the portfolio. A powerful example of this is the growing ownership of smartphones. We were successful investing in the technology that underpins these devices through Dialog Semiconductors (Germany) and ARM Holdings (U.K.). We continue to like the Internet as both a growing means of transacting business and as a platform for the evolution of new business models and the genesis of emerging companies. Examples include Chinese Internet companies such as Baidu (a beneficiary of Google’s battle with the Chinese government over censoring search engine results) and Tencent Holdings, which has grown into a very large company. We also favor Internet enablers such as gaming software supplier Playtech (U.K.) and payment services company Wirecard (Germany). We also bought into Argentine American e-commerce company MercadoLibre. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In Europe there was a divergence among individual market returns driven by the sovereign credit markets. For small companies, this meant the difference between top performer Germany and the very poor performance in Greece and Spain. Much has been written about Greece’s problems over recent weeks and months, and for our portfolio it has been a painful experience. We were owners of some of the country’s best businesses, but this was overridden by the negative economic backdrop. We took preventative action but were late in selling.

The irony of the sovereign debt crisis is that it has occurred when there are signs of a strong rebound in economic activity in core European countries, particularly in those sectors exporting to the U.S. and emerging markets. Value pervades European small-caps: While the price-earnings multiple for this year is in line with its historical average—approximately 15 times earnings—those forecast earnings are still some 25% below previous cyclical highs. About a fourth of European small-cap stocks trade below their net asset or book value.

Our portfolio adjustments were broadly away from the consumer—eliminating specialty retailers Home Retail (U.K.), Signet Jewelers (U.K.), and Jumbo (Greece)—and toward corporate spending. Examples of the latter include CapGemini and Steria (both French IT service firms), Hays (recruitment services, U.K.), Zodiac Aerospace (France), and SGL Carbon and Wacker Chemie, both German specialty material firms. Our largest single purchase during the half-year was Jazztel, a Spanish telecommunications operator that is emerging as a credible competitor to Telefonicá but whose merits have yet to be discovered or recognized by the market.

We are strong believers in Asian growth potential. Economic fundamentals are robust, and most Asian companies recovered from the 2008 crisis with stronger balance sheets and more consolidated market structure. An example is Lee & Man Paper Manufacturing in China. Many of its competitors went out of business during the downturn, and the company has benefited hugely.

While we remain fully invested in Asian markets, this has been a more challenging period with the market lacking clear direction. Chinese stocks have posted very strong performance since March 2009, and some stocks look fully valued to us. The upward trend in interest rates is a short-term headwind for China and India, and we are therefore avoiding interest rate-sensitive sectors. We trimmed several names and locked in some handsome gains in New Oriental, China Food, and Kingdee. Asia had a strong flow of companies coming to the stock market. We took the opportunity to invest in several solid franchises such as Trinity, a high-end Chinese apparel maker and retailer, and Cox and Kings, a large travel agent in India. On a country level, we added to Indonesia, Taiwan, and South Korea as we found the risk-reward profile attractive.

Japan has been one of the better-performing developed markets in 2010, and Japanese small-caps are one of the few groups to have risen by double digits. Japan’s market is low beta—or less volatile—relative to those of the rest of the world and has not been bid as high as other markets that are sensitive to the global cycle. We expect Japan to be relatively defensive in any major global correction, and we believe that recent trends favor smaller companies.

Themes that we have focused on in Japan include generic drugs (Sawai, Nichi-iko), niche consumer stocks (Rohto, Pigeon), hard disc drive components (Showa Denko, NHK Spring), and the Internet (Kakaku.com, M3).

INVESTMENT OUTLOOK

Sell in May and go away? As I write this letter in early May, this investing adage seems timely and somewhat apposite. We are experiencing a bout of heightened risk aversion that is manifesting itself above all in some significant moves in the foreign exchange markets. However, we remain optimistic about the ongoing recovery in global economies and for how this plays out in the fortunes of small-cap companies; optimistic about the process of change and innovation that spawns new business models and companies; optimistic that the market’s short-term focus will continue to create opportunities; above all, optimistic about the process of fundamental research that can identify some of the most undervalued and rapidly growing companies around the world.

Both the dynamics of the global economic cycle and the valuation base of international small-caps are supportive.

Respectfully submitted,

Justin Thomson
Lead Portfolio Manager

May 19, 2010

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI indexes: Market capitalization-weighted indexes of stocks designed to track stock markets in various countries and regions.

MSCI EAFE Small-Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P SmallCap Global ex-U.S. Index: An index designed to track the performance of smaller companies in developed markets outside the U.S.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/10‡	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE						
Beginning of period	$ 35.74	$ 25.10	$ 60.13	$ 48.92	$ 37.31	$ 29.48
Investment activities						
Net investment income	0.05	0.26	0.40	0.40	0.36	0.19
Net realized and unrealized gain (loss)	3.23	10.75	(29.14)	16.02	11.59	7.68
Total from investment activities	3.28	11.01	(28.74)	16.42	11.95	7.87
Distributions						
Net investment income	(0.24)	(0.37)	(0.34)	(0.31)	(0.15)	(0.01)
Net realized gain	(0.30)	–	(5.95)	(4.91)	(0.21)	(0.03)
Total distributions	(0.54)	(0.37)	(6.29)	(5.22)	(0.36)	(0.04)
Redemption fees added to paid-in capital	–	–	–	0.01	0.02	–
NET ASSET VALUE						
End of period	$ 38.48	$ 35.74	$ 25.10	$ 60.13	$ 48.92	$ 37.31

Ratios/Supplemental Data

Total return(1)	9.24%	44.55%	(52.68)%	36.67%	32.29%	26.72%
Ratio of total expenses to average net assets	1.25%(2)	1.29%	1.24%	1.21%	1.24%	1.28%
Ratio of net investment income to average net assets	0.27%(2)	0.94%	0.92%	0.76%	0.79%	0.54%
Portfolio turnover rate	28.5%	64.5%	66.7%	67.9%	82.3%	85.3%
Net assets, end of period (in millions)	$ 2,344	$ 2,101	$ 1,373	$ 3,283	$ 2,096	$ 1,291

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
ARGENTINA 0.4%		
Common Stocks 0.4%		
Mercadolibre (USD) (1)(2)	170,000	8,571
Total Argentina (Cost $6,708)		8,571
AUSTRALIA 3.2%		
Common Stocks 3.2%		
Austar Communications (2)	17,942,214	19,215
Cochlear	200,000	13,628
James Hardie Industries, GDR (2)	1,569,491	10,987
Sigma Pharmaceuticals	13,333,333	5,490
Sims Metal Management	400,000	7,536
Sphere Minerals (2)	4,000,000	7,229
Worley Group	500,000	12,139
Total Australia (Cost $90,658)		76,224
AUSTRIA 0.5%		
Common Stocks 0.5%		
Intercell (1)(2)	200,000	5,322
Schoeller Bleckmann Oilfield Equipment (1)	115,000	6,063
Total Austria (Cost $14,300)		11,385
BELGIUM 1.2%		
Common Stocks 1.2%		
Barco (2)	350,000	19,091
UCB (1)	256,317	9,866
Total Belgium (Cost $23,564)		28,957
BRAZIL 2.2%		
Common Stocks 1.9%		
Iguatemi Empresa de Shopping Centers	485,000	8,063
Multiplan Empreendimentos	490,000	8,429

Multiplus (2)	1,155,000	13,555
Totvs	100,000	6,875
Weg	615,200	6,282
		43,204
Preferred Stocks 0.3%		
Net Servicos de Comunicacao (2)	658,600	7,767
		7,767
Total Brazil (Cost $44,667)		50,971
CANADA 0.3%		
Common Stocks 0.3%		
Cgi, Class A (2)	512,600	7,590
Total Canada (Cost $4,187)		7,590
CHINA 5.9%		
Common Stocks 5.0%		
Baidu, ADR (USD) (2)	10,700	7,376
China Merchants Holdings (HKD)	2,608,000	9,045
China Shanshui Cement (HKD)	12,151,000	6,177
Hengan International Group (HKD)	1,497,500	11,465
Lee & Man Paper Manufacturing (HKD) (1)	21,465,200	18,648
Mindray Medical International, ADR (USD) (1)	290,242	11,087
Sina (USD) (2)	224,400	8,235
Sinofert Holdings (HKD) (1)	18,370,000	9,862
Sinovac Biotech (USD) (2)	1,463,900	8,476
Tencent Holdings (HKD)	428,700	8,801
Yingde Gases (HKD) (2)	15,719,000	17,295
		116,467
Common Stocks - China A-shares 0.9% (3)		
Shanghai International Airport	406,612	950

Yantai Changyu Pioneer Wine	728,366	8,014
Yunnan Baiyao	1,258,730	12,080
		21,044
Total China (Cost $92,288)		137,511
DENMARK 1.0%		
Common Stocks 1.0%		
Ambu, B Shares	307,581	7,872
NKT Holding	135,000	7,840
Solar	125,000	8,472
Total Denmark (Cost $21,208)		24,184
EGYPT 1.2%		
Common Stocks 1.2%		
EFG Hermes	2,995,000	19,409
Maridive & Oil Services (USD)	1,750,000	8,119
Total Egypt (Cost $27,953)		27,528
FINLAND 1.2%		
Common Stocks 1.2%		
Nokian Renkaat (1)	356,394	8,371
Rapala	1,266,804	9,272
Vacon (1)	224,520	9,872
Total Finland (Cost $26,864)		27,515
FRANCE 5.8%		
Common Stocks 5.8%		
April (1)	189,675	5,914
Biomerieux (1)	95,000	10,298
Cap Gemini	250,000	12,684

Wirecard (1)	2,065,000	23,060
		198,734
Preferred Stocks 0.3%		
Sartorius	307,581	8,567
		8,567
Total Germany (Cost $177,095)		207,301
GREECE 0.4%		
Common Stocks 0.4%		
Lamda Development (2)	1,025,269	5,484
Titan Cement	153,790	4,110
Total Greece (Cost $20,308)		9,594
HONG KONG 2.9%		
Common Stocks 2.9%		
Integrated Distribution Services	8,656,000	15,763
Lifestyle International Holdings	5,631,000	11,063
Minth Group	12,754,000	17,972
Pacific Textiles	20,739,000	12,230
Television Broadcasts	1,053,000	5,055
Trinity (2)	10,000,000	7,019
Total Hong Kong (Cost $51,315)		69,102
INDIA 6.8%		
Common Stocks 6.8%		
Adani Power (2)	2,503,295	7,043
AIA Engineering	1,239,856	10,961
Anant Raj Industries	2,698,593	7,647
Cox & Kings (2)	774,379	8,680
DQ Entertainment International (2)	1,658,900	4,044

ITALY 3.6%

Common Stocks 3.4%

Azimut Holding	1,500,000	16,868
Bulgari (1)	1,320,758	10,981
Buzzi Unicem (1)	312,707	4,676
Davide Campari-Milano	1,000,000	10,228
Interpump Group (2)	2,250,000	11,248
Interpump Group, Warrants, 10/31/12 (1)(2)	443,480	159
Newron Pharmaceuticals (CHF) (2)	357,267	6,805
Piaggio	3,500,000	10,977
Prysmian (1)	400,000	7,186
		79,128

Preferred Stocks 0.2%

Buzzi Unicem	542,343	4,928
		4,928
Total Italy (Cost $80,203)		84,056

JAPAN 15.7%

Common Stocks 15.7%

ABC-Mart	203,100	7,264
AEON Credit Service (1)	859,300	9,354
Aeon Mall	421,200	8,917
Air Water	516,000	5,682
Arnest One	491,200	5,035
Denki Kagaku Kogyo	1,456,000	6,507
FamilyMart (1)	279,800	9,635
FP	125,900	5,791
Fuji Oil	348,300	4,839
Hajime Construction	141,500	5,349
Hitachi High-Technologies	289,900	6,369
Japan Petroleum Exploration	116,100	5,946

Kakaku.com	2,317	8,732
Kamigumi	1,067,000	8,795
Koito Manufacturing	385,000	6,344
Kurita Water Industries	395,900	11,411
M3 (1)	1,815	6,550
Matsui Securities (1)	814,800	6,122
Nakanishi	60,700	5,507
NHK Spring (1)	984,000	9,460
Nichi-Iko Pharmaceutical (1)	192,200	6,052
Nihon Kohden	248,800	4,768
Nihon Parkerizing	438,000	6,250
Nissan Chemical Industries	784,000	10,474
Osaka Securities Exchange	2,541	13,153
Pacific Golf Group	3,467	2,461
Pigeon	119,200	4,470
Point	143,490	9,289
Rinnai (1)	136,100	6,675
Rohto Pharmaceutical	825,000	9,024
Sankyo-Gunma	256,800	11,804
Sankyu	2,302,000	10,470
Sawai Pharmaceutical	157,600	11,993
Sekisui Chemical	1,476,000	10,082
Showa Denko	5,657,000	12,942
SKY Perfect JSAT Holdings	1,335	535
Stanley Electric	384,800	7,894
Sumitomo Heavy Industries	1,285,000	8,520
Toho Holdings	727,300	11,622
Tokyo Steel	307,200	4,133
Toyo Suisan Kaisha	224,000	5,381
Tsumura (1)	259,200	7,547
Ube Industries	3,447,000	8,670
Unicharm Petcare (1)	259,400	8,643
Universal Entertainment	482,600	9,400
Wacom (1)	5,032	7,869

SPAIN 2.7%

Common Stocks 2.7%

Antena 3 Television (1)	750,000	6,929
Baron De Ley (2)	102,527	4,978
Indra Sistemas	600,000	11,965
Jazztel (2)	5,000,000	20,099
Laboratorios Farmaceuticos Rovi (1)	1,500,000	13,163
Tecnicas Reunidas	95,000	5,792
Total Spain (Cost $59,742)		62,926

SWEDEN 2.2%

Common Stocks 2.2%

B&B Tools	777,799	12,561
Elekta, B Shares	500,000	13,021
Mekonomen (1)	550,000	10,932
Unibet Group, GDR (1)	504,602	14,199
Total Sweden (Cost $36,170)		50,713

SWITZERLAND 1.9%

Common Stocks 1.9%

Bachem Holding, Class B (1)(2)	102,527	6,525
Dufry (2)	240,000	20,442
Partners Group Holding	65,000	8,705
Uster Technolgies (2)	374,134	8,695
Total Switzerland (Cost $43,493)		44,367

TAIWAN 2.1%

Common Stocks 2.1%

FoxConn Technology	2,975,000	12,254
Hotai Motor	4,402,000	12,306
Synnex Technology International	6,355,500	15,123

Tung Ho Steel Enterprise	8,195,000	8,788
Total Taiwan (Cost $38,299)		48,471

THAILAND 1.4%

Common Stocks 1.4%

Bangkok Dusit Medical Services	18,107,000	13,935
Bank of Ayudhya	15,386,600	9,180
Minor International	30,442,300	8,938
Minor International, Warrants, 5/31/13 (2)	3,148,730	150
Total Thailand (Cost $32,544)		32,203

TURKEY 0.5%

Common Stocks 0.5%

Anadolu Efes Biracilik Ve Malt Sanayii	500,000	6,211
Bank Asya (2)	2,563,173	6,733
Total Turkey (Cost $11,760)		12,944

UNITED ARAB EMIRATES 1.4%

Common Stocks 1.4%

Air Arabia	35,000,000	8,959
Aldar Properties	13,000,000	13,942
Islamic Arab Insurance (2)	20,505,387	4,622
National Central Cooling (2)	25,631,734	2,981
Shuaa Capital (2)	6,000,000	2,336
Total United Arab Emirates (Cost $73,624)		32,840

UNITED KINGDOM 13.6%

Common Stocks 13.6%

3I Group	2,812,167	11,640
Abcam	405,456	7,385

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/10	Value 10/31/09
Infinite Computer Solutions	$ 9,226	$ -	$ -	$ 8,428	$ -
Newron Pharmaceuticals	2,824	-	-	6,805	*
Uster Technologies	-	-	-	*	8,019
Yougov	677	-	-	3,955	*
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	95 ^	214,228	203,494
Totals			$ 95	$ 233,416	$ 211,513

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 245,787
Dividend income	95
Interest income	-
Investment income	$ 95
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,283,685)	$ 2,487,551
Foreign currency (cost $16,533)	16,605
Receivable for investment securities sold	8,045
Dividends and interest receivable	4,573
Receivable for shares sold	3,031
Cash	51
Other assets	11,309
Total assets	2,531,165
Liabilities	
Obligation to return securities lending collateral	162,198
Payable for investment securities purchased	8,526
Investment management fees payable	2,047
Payable for shares redeemed	2,041
Due to affiliates	170
Other liabilities	11,955
Total liabilities	186,937
NET ASSETS	$ 2,344,228
Net Assets Consist of:	
Undistributed net investment income	$ 2,371
Accumulated undistributed net realized loss	(254,204)
Net unrealized gain	203,349
Paid-in capital applicable to 60,920,277 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	2,392,712
NET ASSETS	$ 2,344,228
NET ASSET VALUE PER SHARE	$ 38.48

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1988. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2010. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2010, totaled ($18,000) for the six months ended April 30, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2010, approximately 28% of the fund’s net assets were invested, either directly or indirectly, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A-shares During the six months ended April 30, 2010, the fund invested in certain Chinese equity securities (A-shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price International, Inc. (TRPI), which serves as the registered QFII for all participating T. Rowe Price-sponsored investment companies. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A-shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax will be imposed, accrued taxes are reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2010, the value of loaned securities was $154,622,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $634,204,000 and $605,269,000, respectively, for the six months ended April 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $317,736,000 of unused capital loss carryforwards which expire in fiscal 2017.

At April 30, 2010, the cost of investments for federal income tax purposes was $2,283,685,000. Net unrealized gain aggregated $203,349,000 at period-end, of which $427,618,000 related to appreciated investments and $224,269,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2010, the fund had deferred tax liability of $506,000 attributable to foreign securities and $10,046,000 of foreign capital loss carryforwards that expire in 2017.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2010, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $569,000 for T. Rowe Price Services, Inc.; and $197,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2010, the fund was allocated $8,000 of Spectrum Funds’ expenses, of which $5,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2010, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Adviser), and the investment subadvisory contract (Subadvisory Contract) between the Adviser and T. Rowe Price Global Investment Services Limited (Subadviser). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser and Subadviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser and Subadviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates, including the Subadviser) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates (including the Subadviser) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Adviser to the Subadviser under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010